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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 12, 2006


                               THE GSI GROUP, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)



                            333-43089     37-0856587
        (Commission File Number)     (I.R.S. Employer Identification No.)


             1004 E. ILLINOIS STREET, ASSUMPTION, ILLINOIS     62510
             (Address of principal executive offices)     (Zip Code)


                                  (217)226-4421
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

          Cross  reference  to  Item  8.01

ITEM  2.01  COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS

          Cross  reference  to  Item  8.01

ITEM  2.04  TRIGGERING  EVENTS  THAT  ACCELERATE  OR DECREASE A DIRECT FINANCIAL
OBLIGATION  OR  AN  OBLIGATION  UNDER  AN  OFF-BALANCE  SHEET  ARRANGEMENT

          Cross  reference  to  Item  8.01

ITEM  8.01  OTHER  EVENTS

     On May 12, 2006 the registrant repurchased a portion of its outstanding 12% senior notes due in 2013 from Charlesbank, an affiliate of the registrant (Charlesbank being the majority shareholder of GSI Holdings, Inc., which is the parent corporation of the registrant) at 101% of the principal amount, in a total cash amount of $7,474,000, which notes will be promptly cancelled following the repurchase. The repurchase price for the notes was approved by all of the independent members (being all members other than the three board members who are managing directors of Charlesbank) of the board of directors of the registrant, and was determined after consulting with Lehman Brothers for the most recent trading price for the notes, although such trading market is extremely limited, and also taking into account that the record date for the semi-annual payment of interest on the notes was May 1, 2006 for payment on May 15, 2006. The cash price negotiated with Charlesbank by the registrant to repurchase the notes was believed by the independent members of the board of directors to be no less favorable to the registrant than would have been obtained in a comparable transaction with an unrelated person, and in their judgment was in the best interests of the registrant. In addition, the independent directors of the registrant, upon advice from the appropriate officers of the registrant, determined that there was "excess availability" as that term in defined in the registrant's Loan and Security Agreement with Wachovia Bank, as Agent, both immediately before and immediately following such repurchase. The independent directors further determined, upon advice of counsel, that such repurchase was permitted under both the registrant's Loan and security Agreement with Wachovia Bank, as Agent, and under its trust indenture with U.S. Bank National Association. The effect of the transaction is to reduce the direct financial obligations of the registrant with respect to its long-term indebtedness.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                   The GSI Group, Inc.

                                   By:     /s/ John Henderson
                                           ------------------
                                         Chief Financial Officer (Authorized
                                         Signatory)

                               DATE:  MAY 12, 2006